Exhibit 99.2
UniSource Energy Corporation
Supplemental Earnings Information
August 3, 2010
TABLE OF CONTENTS

Safe Harbor and Non-GAAP Measures	1
Variance Explanation – 2nd Quarter	2
Variance Explanation – Year-to-Date	3
Operations & Maintenance Components	4
TEP Operating Statistics	5
TEP Margin Revenues	6
UNS Electric Operating Statistics	7
UNS Gas Operating Statistics	8
Basic & Diluted Shares Outstanding	9
SAFE HARBOR AND NON-GAAP MEASURES
This document contains forward-looking information that involves risks and uncertainties, that include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company’s pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP’s generating plants; and other factors listed in UniSource Energy’s Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UniSource Energy. The forecast assumptions and estimates below are not intended to be a full list of factors which could cause UniSource Energy’s future results to differ from current expectations. Please refer to UniSource Energy’s SEC filings for more information regarding risks and other uncertainties that could cause current expectations to differ from future results.
The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.
Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

UNISOURCE ENERGY 2ND QUARTER EARNINGS VARIANCE EXPLANATION

2nd Quarter 2009 UniSource Energy Net Income					$31.3

	2nd Quarter		Change
TEP	2010	2009	Pre-Tax	After Tax
	-millions of dollars-
Retail Margin Revenues	$136.5	$141.6	$(5.1)	$(3.2)
L-T Wholesale Margin Revenues	6.9	5.2	1.7	1.1
Transmission Revenues	3.7	4.4	(0.7)	(0.4)

TEP Utility Gross Margin (Non-GAAP)	147.1	151.2	$(4.1)	(2.5)
Base O&M	55.4	57.7	(2.3)	(1.4)
Depreciation (1)	24.9	26.8	(1.9)	(1.2)
Amortization (1)	8.0	11.0	(3.0)	(1.9)
Operating synergies related to Springerville Units 3&4	6.0	3.4	2.6	1.6
Other Income (1)	2.0	8.6	(6.6)	(4.1)
Total Interest Expense (1)	21.6	22.5	(0.9)	(0.6)
Other Line Item Changes	(2.6)	(2.5)	(0.1)	(0.1)
Income Tax Expense (Benefit)	15.0	16.2	NM	(1.2)

TEP Net Income (GAAP)	$27.6	$26.5	NM	$1.1

Change in TEP Net Income					1.1

Other Business Segments — After Tax Amounts
UNS Electric Net Income	2.0	1.5	NM	0.5
UNS Gas Net Income	0.6	0.0	NM	0.6
After-Tax Income from MEH, UED and Consolidating Adj.	(1.5)	3.3	NM	(4.8)

Total Other Income and Consolidating Adjustments	1.1	4.8	NM	(3.7)

Change in UNS Electric, UNS Gas and Other					(3.7)

2nd Quarter 2010 UniSource Energy Net Income					$28.7

(1)	In June 2009, TEP adjusted its accounting for a 2006 investment in 14.14% of Springerville Unit 1 lease equity. As a result, TEP recorded a net increase to the income statement of $0.6 million, before tax. The adjustment recorded in June 2009 included additional depreciation expense of $7 million; a reduction of amortization expense of $3 million; a reduction of interest expense on capital leases of $2 million; and $3 million of equity in earnings which is included in Other Income on the income statement . For comparison purposes, these amounts have been excluded from 2nd quarter 2009 depreciation, amortization, interest expense and other income shown above.
2 — Q2 Variance Explanation

UNISOURCE ENERGY YEAR-TO-DATE EARNINGS VARIANCE EXPLANATION

YTD June 30, 2009 UniSource Energy Net Income					$36.2

	YTD June 30,		Change
TEP	2010	2009	Pre-Tax	After Tax
	-millions of dollars-
Retail Margin Revenues	$244.9	$249.2	$(4.3)	$(2.7)
L-T Wholesale Margin Revenues	14.9	13.1	1.8	1.1
Transmission Revenues	11.2	8.3	2.9	1.8

TEP Utility Gross Margin (Non-GAAP)	271.0	270.6	$0.4	0.2

Loss related to the settlement of a dispute over transactions with the California Power Exchange (CPX)	(3.0)	0.0	(3.0)	(1.9)
Base O&M	109.6	120.8	(11.2)	(6.9)
Depreciation (1)	48.9	53.5	(4.6)	(2.9)
Amortization (1)	15.8	19.3	(3.5)	(2.2)
Operating synergies related to Springerville Units 3&4	12.5	5.9	6.6	4.1
Other Income (1)	4.1	10.9	(6.8)	(4.2)
Total Interest Expense (1)	43.5	44.2	(0.7)	(0.4)
Other Line Item Changes	(7.4)	(7.7)	0.3	0.2
Income Tax Expense (Benefit)	21.4	15.9	5.5	5.5

TEP Net Income (GAAP)	$38.0	$26.0	NM	$12.0

Change in TEP Net Income					12.0

Other Business Segments — After Tax Amounts
UNS Electric Net Income (2)	5.0	2.3	NM	2.7
UNS Gas Net Income	6.4	4.9	NM	1.5
(Loss) Income from MEH, UED and Consolidating Adj.	(0.7)	3.0	NM	(3.7)

Total Other Income and Consolidating Adjustments	10.7	10.2	NM	0.5

Change in UNS Electric, UNS Gas and Other					0.5

YTD June 30, 2010 UniSource Energy Net Income					$48.7

(1)	In June 2009, TEP adjusted its accounting for a 2006 investment in 14.14% of Springerville Unit 1 lease equity. As a result, TEP recorded a net increase to the income statement of $0.6 million, before tax. The adjustment recorded in June 2009 included additional depreciation expense of $7 million; a reduction of amortization expense of $3 million; a reduction of interest expense on capital leases of $2 million; and $3 million of equity in earnings which is included in Other Income on the income statement . For comparison purposes, these amounts have been excluded from 2nd quarter 2009 depreciation, amortization, interest expense and other income shown above.

(2)	UNS Electric’s results in the first six months of 2010 includes a pre-tax gain of $3 million related to the settlement of a dispute over transactions with the CPX.
3 — YTD Variance Explanation

UNISOURCE ENERGY AND TEP O&M

UniSource Energy	2nd Quarter		YTD June 30,
O&M Components	2010	2009	2010	2009
	-millions of dollars-		-millions of dollars-
TEP Base O&M (Non-GAAP)	$55.4	$57.7	$109.6	$120.8
UNS Gas Base O&M	6.1	5.9	12.3	12.1
UNS Electric Base O&M	5.3	4.7	10.1	9.4
Consolidating Adjustments & Other	(2.6)	(1.9)	(4.6)	(3.4)

UniSource Energy Base O&M (Non-GAAP)	$64.2	$66.4	$127.4	$138.9
Reimbursed O&M Related to Springerville Units 3 and 4	13.8	8.6	26.5	17.8
O&M Related to Customer-funded Renewable Energy and DSM Programs	9.1	3.9	16.1	7.2

UniSource Energy O&M (GAAP)	$87.1	$78.9	$170.0	$163.9

TEP	2nd Quarter		YTD June 30,
O&M Components	2010	2009	2010	2009
	-millions of dollars-		-millions of dollars-
Wages, A&G, Other	$36.6	$37.8	$70.8	$74.3
Generating Plant Maintenance Expense	15.4	15.6	31.8	38.2
Pension and Postretirement Benefits Expense	3.4	4.3	7.0	8.8

TEP Base O&M (Non-GAAP)	$55.4	$57.7	$109.6	$120.8
Reimbursed O&M Related to Springerville Units 3 and 4	13.8	8.6	26.5	17.8
O&M Related to Customer-funded Renewable Energy and DSM Programs	6.9	2.8	12.1	5.2

TEP O&M (GAAP)	$76.1	$69.1	$148.2	$143.8

4 — O&M

TEP — OPERATING STATISTICS

	Three Months Ended June 30,				Six Months Ended June 30,
	2010	2009	Incr (Decr)	% Change	2010	2009	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	365,687	364,885	802	0.2%	365,657	364,855	802	0.2%
Commercial	35,861	35,643	218	0.6%	36,524	35,573	951	2.7%
Industrial	632	628	4	0.7%	632	632	(6)	-0.9%
Mining	2	2	—	0.0%	2	2	—	0.0%
Other	62	61	1	1.6%	62	61	1	1.6%

Total	402,244	401,219	1,025	0.3%	402,877	401,123	1,754	0.4%

RETAIL SALES — MWH
Residential	909,808	948,839	(39,031)	-4.1%	1,664,546	1,676,017	(11,471)	-0.7%
Commercial	508,991	521,696	(12,705)	-2.4%	903,598	925,559	(21,961)	-2.4%
Industrial	535,880	549,331	(13,451)	-2.4%	1,009,651	1,038,839	(29,188)	-2.8%
Mining	271,114	264,925	6,189	2.3%	532,151	523,619	8,532	1.6%
Other	68,211	71,599	(3,388)	-4.7%	112,870	121,615	(8,745)	-7.2%

Total	2,294,004	2,356,390	(62,386)	-2.6%	4,222,816	4,285,649	(62,833)	-1.5%

RETAIL USAGE — KWH/CUSTOMER
Residential	2,488	2,600	(112)	-4.3%	4,552	4,594	(41)	-0.9%
Commercial	14,193	14,637	(443)	-3.0%	24,740	26,019	(1,279)	-4.9%
Industrial	847,911	875,195	(27,284)	-3.1%	1,597,549	1,643,733	(46,184)	-2.8%
Mining	135,557,000	132,462,500	3,094,500	2.3%	266,075,500	261,809,500	4,266,000	1.6%
Other	1,100,177	1,173,754	(73,577)	-6.3%	1,820,484	1,993,689	(173,205)	-8.7%

Total	5,703	5,873	(170)	-2.9%	10,482	10,684	(202)	-1.9%

WEATHER — COOLING DEGREE DAYS
Actual	395	417	(22)	-5.3%	395	417	(22)	-5.3%
10-Year Average	455	440			456	441
% Change Actual vs. 10-Year Avg.	-13.2%	-5.2%			-13.4%	-5.4%

ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices Palo Verde Index — $/MWh
On Peak	$35.65	$30.46	$5.19	17.0%	$40.42	$32.11	$8.31	25.9%
Off Peak	$24.01	$19.16	$4.85	25.3%	$29.39	$22.48	$6.91	30.7%

Avg. Natural Gas Prices Permian Index — $/MMBtu	$3.85	$2.76	$1.09	39.5%	$4.55	$3.17	$1.38	43.5%

*	Totals and percent changes calculated on un-rounded data; may not correspond to data shown in table
5 — TEP Operating Stats

TEP — RETAIL AND WHOLESALE MARGIN REVENUES

	Three Months Ended June 30,				Six Months Ended June 30,
	2010	2009	Incr (Decr)	% Change	2010	2009	Incr (Decr)	% Change
RETAIL REVENUES — $ MILLIONS
Margin Revenues:
Residential	$59.3	$61.8	(2.5)	-4.0%	$106.6	$107.1	(0.5)	-0.5%
Commercial	41.7	42.6	(0.9)	-2.1%	72.3	72.90	(0.6)	-0.8%
Industrial	24.3	25.7	(1.4)	-5.4%	45.3	48.30	(3.0)	NM
Mining	7.8	7.8	—	0.0%	15.1	14.90	0.2	NM
Other	3.4	3.7	(0.3)	-8.1%	5.6	6.00	(0.4)	-6.7%

Total	$136.5	$141.6	$(5.1)	-3.6%	$244.9	$249.2	$(4.3)	-1.7%
DSM / REST	10.0	2.8	7.2	NM	17.9	5.2	12.7	NM
Fuel Revenues:
Recovered from Customers	71.1	75.7	(4.6)	-6.1%	122.1	123.2	(1.1)	-0.9%

Total Retail Revenues	$217.6	$220.1	$(2.5)	-1.1%	$384.9	$377.6	$7.3	1.9%

RETAIL REVENUES — CENTS / KWH
Margin Revenues:
Residential	6.52	6.51	0.00	0.1%	6.40	6.39	0.01	0.2%
Commercial	8.19	8.17	0.03	0.3%	8.00	7.88	0.13	1.6%
Industrial	4.53	4.68	(0.14)	-3.1%	4.49	4.65	(0.16)	-3.5%
Mining	2.88	2.94	(0.07)	-2.3%	2.84	2.85	(0.01)	-0.3%
Other	4.98	5.17	(0.18)	-3.5%	4.96	4.93	0.03	0.6%

Total	5.95	6.01	(0.06)	-1.0%	5.80	5.81	(0.02)	-0.3%
DSM / REST	0.44	0.12	0.32	NM	0.42	0.12	0.30	NM
Fuel Revenues:
Recovered from Customers	3.10	3.21	(0.11)	-3.5%	2.89	2.87	0.02	0.6%

Total Retail Revenues	9.49	9.34	0.15	1.6%	9.11	8.81	0.30	3.5%

LONG-TERM WHOLESALE MARGIN — $ MILLIONS
Long-term Wholesale Revenues	$13.0	$10.1	2.9	28.7%	$27.9	$24.2	3.7	15.3%
Fuel and Purchased Power Expense	6.1	4.9	1.2	24.5%	13.0	11.1	1.9	17.1%

Net	$6.9	$5.2	1.7	32.7%	$14.9	$13.1	1.8	13.7%

6 — TEP Margin Revenues

UNS ELECTRIC — OPERATING STATISTICS

	Three Months Ended June 30,				Six Months Ended June 30,
	2010	2009	Incr (Decr)	% Change	2010	2009	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	80,209	79,496	713	0.9%	80,116	79,452	664	0.8%
Commercial	10,352	10,342	10	0.1%	10,344	10,343	1	0.0%
Industrial	24	21	3	14.3%	24	20	4	20.0%
Mining	1	1	—	0.0%	1	1	—	0.0%
Other	266	263	3	1.1%	266	262	4	1.5%

Total	90,852	90,123	729	0.8%	90,751	90,078	673	0.7%

RETAIL SALES — MWH
Residential	175,921	184,126	(8,205)	-4.5%	351,266	350,696	570	0.2%
Commercial	157,277	159,585	(2,308)	-1.4%	288,585	293,235	(4,650)	-1.6%
Industrial	49,377	49,478	(101)	-0.2%	101,211	87,834	13,377	15.2%
Mining	51,287	39,680	11,607	29.3%	98,139	73,607	24,532	NM
Other	474	476	(2)	-0.4%	1,040	1,087	(47)	-4.3%

Total	434,336	433,345	991	0.2%	840,241	806,459	33,782	4.2%

RETAIL USAGE — KWH/CUSTOMER
Residential	2,193	2,316	(123)	-5.3%	4,384	4,414	(29)	-0.7%
Commercial	15,193	15,431	(238)	-1.5%	27,899	28,351	(452)	-1.6%
Industrial	2,057,375	2,356,095	(298,720)	-12.7%	4,217,125	4,391,700	(174,575)	-4.0%
Mining	51,287,000	39,680,000	11,607,000	29.3%	98,139,000	73,607,000	24,532,000	33.3%
Other	1,782	1,810	(28)	-1.5%	3,910	4,149	(239)	-5.8%

Total	4,781	4,808	(28)	-0.6%	9,259	8,953	306	3.4%

RETAIL REVENUES — MILLIONS
Margin Revenues:
Residential	$4.6	$4.7	(0.1)	-2.1%	$9.1	$9.0	0.1	1.1%
Commercial	5.8	5.8	—	0.0%	10.8	10.8	(0.0)	-0.2%
Industrial	1.9	1.6	0.3	18.8%	3.6	3.1	0.6	19.4%
Mining	1.1	0.8	0.3	37.5%	2.1	1.6	0.5	32.5%
Other	0.0	0.1	(0.1)	-95.0%	0.1	0.2	(0.1)	-59.6%

Total Margin Revenues	$13.4	$13.0	$0.4	3.1%	$25.7	$24.6	$1.1	4.3%
DSM / REST	2.0	1.0	1.0	100.0%	3.6	1.7	1.9	115.5%
Fuel Revenues:
Recovered from Customers	27.0	33.2	(6.2)	-18.7%	50.4	64.5	(14.1)	-21.8%

Total Retail Revenues	$42.4	$47.2	$(4.8)	-10.2%	$79.7	$90.8	$(11.1)	-12.2%

WEATHER — COOLING DEGREE DAYS
Actual	2,437	2,967	(530)	-17.9%	2,477	3,043	(566)	-18.6%
10-Year Average	2,918	3,021			3,029	3,134
% Change Actual vs. 10-Year Avg.	-16.5%	-1.8%			-18.2%	-2.9%

*	Totals and percent changes calculated on un-rounded data; may not correspond to data shown in table
7 — UNS Electric Op. Stats

UNS GAS — OPERATING STATISTICS

	Three Months Ended June 30,				Six Months Ended June 30,
	2010	2009	Incr (Decr)	% Change	2010	2009	Incr (Decr)	% Change
AVG. GAS CUSTOMERS
Residential	133,135	132,414	721	0.5%	133,425	132,813	612	0.5%
Commercial	11,260	11,371	(111)	-1.0%	11,332	11,449	(117)	-1.0%
Industrial	23	24	(1)	-4.2%	23	24	(1)	-4.2%
All Other	1,110	1,102	8	0.7%	1,108	1,102	6	0.5%

Total	145,528	144,911	617	0.4%	145,888	145,388	500	0.3%

RETAIL SALES - THOUSANDS OF THERMS
Residential	11,151	9,797	1,354	13.8%	44,553	39,366	5,186	13.2%
Commercial	5,576	5,343	233	4.4%	17,021	15,717	1,305	8.3%
Industrial	360	444	(84)	-18.9%	1,052	1,103	(51)	-4.6%
All Other	978	836	142	17.0%	4,113	3,700	413	11.2%

Total	18,065	16,419	1,646	10.0%	66,739	59,886	6,853	11.4%

RETAIL USAGE - THERMS/CUSTOMER
Residential	84	74	10	13.2%	334	296	38	12.7%
Commercial	495	470	25	5.4%	1,502	1,373	129	9.4%
Industrial	15,640	18,480	(2,840)	-15.4%	45,742	45,954	(211)	-0.5%
All Other	881	759	123	16.2%	3,712	3,358	354	10.6%

Total	124	113	11	9.6%	457	412	46	11.1%

RETAIL REVENUES — MILLIONS
Margin Revenues:
Residential	$7.7	$6.6	1.1	16.7%	$21.8	$19.5	2.3	11.8%
Commercial	2.1	1.9	0.2	10.5%	5.5	5.1	0.5	9.5%
All Other	0.3	0.3	—	0.0%	1.2	1.1	0.1	5.6%

Total Margin Revenues	$10.1	$8.8	$1.3	14.8%	$28.5	$25.6	$2.8	11.1%
DSM Revenues	0.2	0.1	0.1	62.0%	0.4	0.3	$0.2	60.2%
Transport/NSP Revenues	3.2	3.4	(0.2)	-5.0%	8.4	8.7	$(0.3)	-3.2%
Fuel Revenues:
Recovered from Customers	11.9	13.5	(1.6)	-11.9%	44.8	50.7	(5.8)	-11.5%

Total Gas Revenues	$25.4	$25.8	$(0.4)	-1.6%	$82.1	$85.2	$(3.1)	-3.7%

WEATHER — HEATING DEGREE DAYS
Actual	3,030	2,324	706	30.4%	13,396	11,578	1,818	15.7%
10-Year Average	2,433	2,297			12,408	12,181
% Change Actual vs. 10-Year Avg.	24.5%	1.2%			8.0%	-5.0%

*	Totals and percent changes calculated on un-rounded data; may not correspond to data shown in table
8 — UNS Gas Op. Stats

BASIC AND DILUTED SHARES OUTSTANDING

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
	-Thousands of Dollars-		-Thousands of Dollars-
Numerator:
Net Income	$28,715	$31,275	$48,688	$36,194
Income from Assumed Conversion of Convertible Senior Notes	1,097	1,097	2,195	2,195

Adjusted Numerator	$29,812	$32,372	$50,883	$38,389

Denominator:
Weighted-average Shares of Common Stock Outstanding:
Common Shares Issued	36,106	35,589	36,006	35,573
Fully Vested Deferred Stock Units	121	98	114	103
Participating Securities	95	—	95	—

Total Weighted-average Shares of Common Stock Outstanding — Basic	36,322	35,687	36,215	35,676
Effect of Dilutive Securities:
Convertible Senior Notes	4,166	4,087	4,153	4,079
Options and Stock Issuable Under Employee Benefit Plans and the Directors’ Plans	412	449	446	494

Total Shares — Diluted	40,900	40,223	40,814	40,249

Stock options to purchase 232,000 and 395,000 shares of Common Stock were outstanding during the six months ended June 30, 2010 and 2009, respectively, but were not included in the computation of diluted EPS because the stock options’ exercise prices were greater than the average market price of the Common Stock.
9 — Diluted Share Count